Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
CrossingBridge Pre-Merger SPAC ETF (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated November 26, 2025
to the Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”),
each dated January 28, 2025, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND’S NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND NON-FUNDAMENTAL INVESTMENT POLICY

The Trust’s Board of Trustees approved, at the request of the Fund’s investment adviser, CrossingBridge Advisors, LLC (the “Adviser”), changes to the Fund’s name, investment objective, principal investment strategies and non-fundamental investment policy, as set forth below. These changes are anticipated to be effective on or about January 28, 2026 (the “Effective Date”). On the Effective Date, the Fund will cease to pursue an investment strategy of investing at least 80% of its net assets, plus borrowings for investment purposes, in shares of common stock and units of Special Purpose Acquisition Companies (“SPACs”) that have yet to consummate a shareholder-approved merger or business combination. On the Effective Date, the Fund will pursue the investment strategies described below which target a portfolio with a higher yield than cash instruments while maintaining a low duration by investing primarily in fixed income securities.

Changes to the Fund’s Name, Investment Objective and Non-Fundamental Investment Policy

	Current	New (as of the Effective Date)
Fund Name	CrossingBridge Pre-Merger SPAC ETF	CrossingBridge Ultra-Short Duration ETF
Investment Objective	The investment objective of the Fund is to provide total returns consistent with the preservation of capital.	The Fund seeks to offer a higher yield than cash instruments while maintaining a low duration.
Non-Fundamental Investment Policy
The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in shares of common stock and units of SPACs that have yet to consummate a shareholder-approved merger or business combination.
None

Changes to the Fund’s Principal Investment Strategies
Effective on or about the Effective Date, the disclosure of the Fund’s principal investment strategies in the Summary Section of the prospectus will be replaced in its entirety and read as set forth below. More comprehensive disclosure regarding the Fund’s principal investment strategies and principal risks will be included in the Fund’s prospectus. The proposed principal investment strategies are subject to review by the Securities and Exchange Commission (the “SEC”) and any material changes made to this disclosure by the Trust in response to SEC comments will be subsequently communicated to Fund shareholders.

Principal Investment Strategies
The Fund seeks to offer a higher yield than cash instruments while maintaining a low duration by investing primarily in fixed income securities consistent with capital preservation. The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, syndicated loan assignments, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities, preferred stock and fixed income-like equities. Convertible bonds, preferred stocks, and fixed income-like equities (e.g., special purpose acquisition companies (“SPACs”)) provide interest income and/or the potential for capital appreciation while having an effective maturity. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. Though the Fund can invest in securities domiciled in foreign countries and denominated in foreign currencies, the Fund invests primarily in securities denominated in U.S. dollars issued by issuers domiciled in developed markets. The Fund may invest up to 100% of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by S&P Global Ratings Services (“S&P”) (“S&P”). The Adviser believes these investments are consistent with the preservation of capital. The Fund may invest in companies that are in default, subject to bankruptcy or reorganization.

The Adviser seeks to manage interest rate, default and currency risks. The Adviser manages interest rate risk by maintaining, under normal market conditions, an average portfolio duration of 1.0 or less by investing in short-term, medium-term and floating rate securities. The stated maturity for a fixed income security may be longer than its expected maturity used for the portfolio duration calculation. The stated maturity may differ from the expected maturity as a result of market conditions or corporate actions (such as a change of control ‘put’ provision or corporate redemption feature). Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 1.0 would be expected to decrease in price 1% for every 1% rise in interest rates (the inverse is true as well).

The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.

The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds. If the Fund were to invest in foreign currency denominated securities, the Fund restricts such activity to less than 35% of the Fund’s total assets. When deemed appropriate, the Adviser may hedge the foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties.

The Adviser may engage in active and frequent trading, resulting in a high portfolio turnover rate, to achieve the Fund’s investment objective.

There is no assurance that the Fund will achieve its investment objective.

Please retain this supplement for future reference.
3